SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): February 2, 2001

                             ADEN ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)





         California                     00-18140                 87-0447215
         ----------                     --------                 ----------
       (State or other              (Commission File         (I.R.S. Employer
       jurisdiction of                  Number)           Identification Number)
      incorporation or
        organization)

                     13314 "I" Street, Omaha, Nebraska 68137
               (Address of principal executive offices) (ZIP Code)






               Registrant's telephone number, including area code:
                                 (402) 334-5556

Item 5.   Other Events

On February 2, 2001, the Registrant announced a joint venture with, and proposed acquisition of EquipmentAuction.com, Inc. by, the Registrant's subsidiary, Leftbid.com, Inc.

Item 7.   Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired

     Not applicable.

(b)  Pro Forma Financial Information

     Not applicable.

(c)  Exhibits.

     Ex. 99.1 Press release, dated February 2, 2001, respecting alliance between Leftbid.com, Inc. and EquipmentAuction.com, Inc.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ADEN ENTERPRISES, INC.



                                    By:/s/ Michael S. Luther
                                    Michael S. Luther
                                    Chief Executive Officer

Date: February 2, 2001